CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Statement of Comprehensive Income [Abstract]
Net loss	$ (101,211)	$ (156,124)	$ (59,414)
Other comprehensive income (loss):
Unrealized loss on available-for-sale securities	(175)	0	0
Foreign currency translation adjustment	387	(246)	54
Total comprehensive income (loss)	$ (100,999)	$ (156,370)	$ (59,360)